UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 2, 2019

RAYTHEON COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13699	95-1778500
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

870 Winter Street, Waltham, Massachusetts 02451

(Address of Principal Executive Offices) (Zip Code)

(781) 522-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	RTN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

As previously announced, on June 9, 2019, Raytheon Company, a Delaware corporation (“Raytheon”), United Technologies Corporation, a Delaware corporation (“United Technologies” or “UTC”), and Light Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of United Technologies (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for, among other things and subject to the satisfaction or waiver of specified conditions, the merger of Merger Sub with and into Raytheon (the “Merger”), with Raytheon surviving the Merger as a wholly owned subsidiary of United Technologies.

In connection with the Merger, Raytheon filed with the Securities and Exchange Commission (the “SEC”) a definitive joint proxy statement of Raytheon and UTC that also constitutes a prospectus of UTC, dated September 10, 2019 (the “joint proxy statement/prospectus”), which Raytheon and UTC commenced mailing to stockholders of Raytheon and shareowners of UTC on or about September 10, 2019. Set forth below are supplemental disclosures relating to the Merger.

SUPPLEMENTAL DISCLOSURES

The following information supplements the joint proxy statement/prospectus and should be read in conjunction with the joint proxy statement/prospectus, which should be read in its entirety. All page references are to pages in the joint proxy statement/prospectus, and terms used below have the meanings set forth in the joint proxy statement/prospectus. Without admitting in any way that the disclosures below are material or otherwise required by law, Raytheon and UTC make the following supplemental disclosures:

Under the heading “Background of the Merger,” the fourth full paragraph on page 56 is amended and restated as follows:

During February and March 2019, Raytheon and UTC and representatives of Citigroup and Morgan Stanley exchanged certain financial and other information that was relevant to their ongoing preliminary discussions regarding the valuation of Raytheon and UTC’s aerospace businesses in the context of a potential transaction, including information relating to the potential future financial performance of each of Raytheon and the UTC aerospace businesses.

Under the heading “Background of the Merger,” the fifth sentence of the first full paragraph on page 57 is amended and restated as follows:

Raytheon management and representatives of Citigroup also discussed how the potential transaction with UTC compared to other strategic alternatives that might be available to Raytheon, including those involving companies in the aerospace and defense industries.

Under the heading “Background of the Merger,” the fourth full paragraph on page 58 is amended and restated as follows:

During the remainder of April 2019, members of management of each of Raytheon and UTC and representatives of Morgan Stanley and Citigroup continued to discuss the valuation of Raytheon and UTC’s aerospace businesses, including the potential future financial performance of each of Raytheon and the UTC aerospace businesses, the combined company’s capital structure, governance terms and the process for continuing to evaluate the potential transaction, including the process with respect to a mutual due diligence exercise.

Under the heading “Background of the Merger,” the fifth full paragraph on page 60 is amended and restated as follows:

In addition, on May 22, 2019, Shearman & Sterling sent initial drafts of employment agreements for Messrs. Hayes and Kennedy, to be effective upon, and subject to, the closing of the combination, to Wachtell Lipton. On June 2, 2019, Wachtell Lipton sent revised drafts of the employment agreements to Shearman &

Sterling. Thereafter representatives of UTC, with the assistance of Wachtell Lipton, and representatives of Raytheon, with the assistance of Shearman & Sterling, exchanged additional drafts of the proposed employment agreements. The draft employment agreements provided for the terms of employment of Messrs. Hayes and Kennedy, including terms intended to align with the negotiated combined company governance provisions, which contemplated that Mr. Hayes would succeed Mr. Kennedy as Chairman of the combined company upon Mr. Kennedy’s cessation of service as Executive Chairman on the specified date, in addition to continuing to serve as President and Chief Executive Officer.

Under the heading “UTC Board’s Recommendation and Reasons for the Merger,” the bullet point list in the third full paragraph starting on page 63 is modified by adding the following between the fifth and sixth bullet points:

•	More specifically, the fact that the negotiations prior to the signing of the merger agreement were informed by, among other things, a number of methodologies and analyses, including historical and projected future financial and trading performance, discounted projected future cash flows and relative contribution analyses based on revenue, EBITDA, net income, free cash flow and other metrics, including analyses taking into account leverage, pension matters and other adjustments, and the fact that the transaction terms, including the exchange ratio, that were ultimately agreed by the parties took into consideration, among other things, these analyses as well as the lengthy negotiations between the parties;

Under the heading “Opinions of UTC’s Financial Advisors—Opinion of Morgan Stanley,” the fifth full paragraph on page 85 is modified by adding the following as the last three sentences of that paragraph:

As more fully described in Morgan Stanley’s quarterly filings with the SEC on Form 13F, as of June 30, 2019, Morgan Stanley and its affiliates held 3,432,646 shares of Raytheon common stock and 11,814,971 shares of UTC common stock for their own accounts or the discretionary accounts of their customers. (We are not by including this information in this joint proxy statement/prospectus incorporating the contents of such filings in any filing of UTC or Raytheon. Such Form 13F filings are the responsibility of, and made by, Morgan Stanley.)

Under the heading “Opinions of UTC’s Financial Advisors—Opinion of Morgan Stanley,” the first sentence of the sixth full paragraph on page 85 is amended and restated as follows:

Under the terms of its engagement letter, Morgan Stanley provided the UTC Board with financial advisory services and a financial opinion described in this section and attached hereto as Annex C in connection with the merger, and UTC has agreed to pay Morgan Stanley a fee of (1) $3 million, which was paid on June 9, 2019 and is referred to as the announcement fee, (2) $30 million, less the announcement fee, which is contingent upon the completion of the merger and will become payable upon the completion of the merger, and (3) $10 million, which is payable upon the completion of the merger at UTC’s sole discretion, which discretion may take into consideration UTC’s assessment of Morgan Stanley’s performance of its services under the engagement letter.

Under the heading “Opinions of UTC’s Financial Advisors—Opinion of Evercore,” the first sentence of the fourth full paragraph on page 95 is amended and restated as follows:

During the two year period prior to the date of Evercore’s opinion and pursuant to the terms of Evercore’s engagement letter with UTC, UTC has paid or agreed to pay Evercore fees for its services with respect to the separation, the distributions and the merger in the aggregate amount of approximately $37.5 million, $20 million of which was paid or became payable in connection with advice relating to the separation, the distributions and the merger, $2.5 million of which became payable upon the rendering of Evercore’s opinion and $15 million of which will become payable contingent upon completion of the separation and the distributions (50% for the separation and distribution of UTC’s Otis business and 50% for the separation and distribution of UTC’s Carrier business), as well as (a) a one-time discretionary fee, payable in UTC’s sole discretion, in recognition of exceptional service for Evercore’s advice relating to the separation and the distributions in an amount determined by UTC (at its sole discretion), which will become payable upon completion of the separation and the distributions and (b) a one-time discretionary fee, payable in UTC’s sole discretion, of $2.5 million in recognition of exceptional service for Evercore’s advice relating to the merger, which became payable within 90 days of receipt of such advice.

Under the heading “Opinions of Raytheon’s Financial Advisors—Opinion of Citigroup Global Markets Inc.,” the first sentence of the second full paragraph on page 99 is amended and restated as follows:

Citigroup reviewed, among other things, with respect to the Raytheon Selected Companies, (1) the closing stock prices as a multiple of estimated earnings per share for calendar years 2019 and 2020, referred to as the Price to EPS Multiple, (2) the estimated free cash flow for calendar years 2019 and 2020 as a percentage of equity value, referred to as the FCF Yield, (3) the firm values, calculated as equity value plus debt, less cash and cash equivalents and other relevant adjustments (which may include, but are not limited to, non-controlling interests, pension and other post-employment benefit adjustments) for the particular company, referred to as FV, and such adjustments to FV referred to as FV Adjustments, as a multiple of calendar years 2019 and 2020 estimated earnings before interest, taxes, depreciation and amortization, referred to as EBITDA and such multiple referred to as FV to EBITDA Multiple and (4) the firm values as a multiple of calendar years 2019 and 2020 EBITDA, adjusted to deduct FAS/CAS operating adjustments, referred to as FAS/CAS Adjusted EBITDA, and such multiple referred to as FV to FAS/CAS Adjusted EBITDA Multiple.

Under the heading “Opinions of Raytheon’s Financial Advisors—Opinion of Citigroup Global Markets Inc.,” the third full paragraph on page 99 is modified by adding the following after the last sentence of that paragraph:

The following table presents additional detail regarding the observed data described in this paragraph.

	Price to EPS Multiple		FCF Yield		FV to EBITDA Multiple		FV to FAS/CAS Adjusted EBITDA Multiple(1)
	2019E	2020E	2019E	2020E	2019E	2020E	2019E	2020E
General Dynamics Corporation	14.8x	13.3x	7.2%	7.2%	11.8x	11.0x	—	—
L3 Technologies, Inc./Harris Corporation(2)	NA	18.9x	NA	6.6%	NA	13.5x	—	—
Lockheed Martin Corporation	17.3x	14.2x	6.1%	5.8%	12.2x	10.7x	15.7x	13.3x
Northrop Grumman Corporation	16.4x	14.3x	5.6%	6.2%	13.7x	12.5x	14.9x	13.5x

(1)	No multiple applicable with respect to L3 Technologies, Inc./Harris Corporation and General Dynamics Corporation, as FAS/CAS Adjusted EBITDA cannot be calculated based on disclosure in the public filings of these companies.
(2)	2020E multiples for L3 Technologies, Inc./Harris Corporation are pro forma and 2019E multiples for L3 Technologies, Inc./Harris Corporation are not applicable, in each case, due to their pending merger.

Under the heading “Opinions of Raytheon’s Financial Advisors—Opinion of Citigroup Global Markets Inc.,” the last sentence of the first full paragraph on page 100 is amended and restated as follows:

The equity value reference ranges for Raytheon were further adjusted by a deduction of approximately $1.6 billion to account for expected cash dividends and share repurchases assumed to occur between April 1, 2019 and the assumed closing date of June 30, 2020 (in each case, as directed by Raytheon’s management) to imply an adjusted equity value reference range for Raytheon of $49.7 billion to $57.3 billion with respect to calendar year 2019 and $52.7 billion to $63.5 billion with respect to calendar year 2020.

Under the heading “Opinions of Raytheon’s Financial Advisors—Opinion of Citigroup Global Markets Inc.,” the fourth full paragraph on page 100 is modified by adding the following after the last sentence of that paragraph:

The following table presents additional detail regarding the observed data described in this paragraph.

	Price to EPS Multiple		FV to EBITDA Multiple
	2019E	2020E	2019E	2020E
Curtiss-Wright Corporation	16.6x	15.6x	11.0x	10.5x
L3 Technologies, Inc./Harris Corporation(1)	NA	18.9x	NA	13.5x
Meggitt PLC	16.3x	14.7x	11.7x	11.0x
Moog, Inc.	16.4x	14.8x	9.8x	9.3x
MTU Aero Engines AG	22.5x	20.3x	14.6x	13.2x
Rolls-Royce Holdings plc(2)	NM	NM	12.2x	9.6x
Safran S.A.	24.0x	20.2x	14.9x	13.0x
Thales Group	15.9x	13.8x	10.1x	9.0x
TransDigm Group Incorporated(3)	NA	21.4x	NA	14.6x
Woodward, Inc.	22.5x	19.7x	15.5x	13.6x

(1)	2020E multiples for L3 Technologies, Inc./Harris Corporation are pro forma and 2019E multiples for L3 Technologies, Inc./Harris Corporation are not applicable, in each case, due to their pending merger.
(2)	No meaningful multiple for Rolls-Royce Holdings plc as a result of its ongoing restructuring.
(3)	2019E multiples for TransDigm Group Incorporated are not applicable as a result of its acquisition by Esterline Technologies Corporation.

Under the heading “Opinions of Raytheon’s Financial Advisors—Opinion of Citigroup Global Markets Inc.,” the first bullet point in the fifth full paragraph on page 101 is amended and restated as follows:

•	Citigroup performed a discounted cash flow analysis of Raytheon Excluding Pension by calculating the estimated present value of the unlevered, after-tax free cash flows that Raytheon Excluding Pension was forecasted to generate during the last nine month stub period of calendar year 2019 through calendar year 2023. Citigroup calculated a range of terminal values for Raytheon Excluding Pension by applying perpetuity growth rates ranging from 1.75% to 2.75%, which range was selected based on Citigroup’s professional judgment and experience, to the terminal year estimate of unlevered, after-tax free cash flow of Raytheon Excluding Pension. The unlevered, after-tax free cash flows and the range of terminal values were then discounted to present values as of March 31, 2019, using discount rates ranging from 7.0% to 8.1%, which Citigroup derived based on estimates of Raytheon’s weighted average cost of capital, taking into account macro-economic assumptions, estimates of risk, Raytheon’s capital structure and other appropriate factors.

Under the heading “Opinions of Raytheon’s Financial Advisors—Opinion of Citigroup Global Markets Inc.,” the first and second bullet points in the second full paragraph on page 102 are amended and restated as follows:

•	Citigroup performed a discounted cash flow analysis for Collins Aerospace, a UTC aerospace business, by calculating (1) the estimated present value of the unlevered, after-tax free cash flows that Collins Aerospace (excluding the impact of certain contractual obligations of Rockwell Collins and Goodrich) was forecasted to generate during the last nine-month period of calendar year 2019 through calendar year 2023 and (2) the estimated present value of the after-tax cash flows of certain contractual obligations of Rockwell Collins and Goodrich during the last nine-month period of calendar year 2019 through calendar year 2034. Citigroup calculated a range of terminal values for Collins Aerospace (excluding the cash flows related to certain contractual obligations of Rockwell Collins and Goodrich) by applying perpetuity growth rates ranging from 2.5% to 3.5%, which range was selected based on Citigroup’s professional judgment and experience, to the terminal year estimate of unlevered, after-tax free cash flow of Collins Aerospace (excluding the impact of certain contractual obligations of Rockwell Collins and Goodrich), and assumed there was no terminal value for the cash flows related to certain contractual obligations of Rockwell Collins and Goodrich, as directed by Raytheon’s management. The unlevered, after-tax free cash flows and the range of terminal values were then discounted to present values as of March 31, 2019, using discount rates of 7.6% to 8.8%, which Citigroup derived based on estimates of Collins Aerospace’s weighted average cost of capital, taking into account macro-economic assumptions, estimates of risk, capital structure and other appropriate factors.

•	Citigroup performed a discounted cash flow analysis for P&W, by calculating the estimated present value of the unlevered, after-tax free cash flows that P&W was forecasted to generate during the last nine-month period of calendar year 2019 (1) through calendar year 2027, in the case of the P&W military and Canada business, which calculation was based in part on the P&W military and Canada supplemental information (where applicable) and (2) through calendar year 2064, in the case of the P&W commercial business, which calculation was based in part on the P&W existing large commercial program supplemental information (where applicable). Citigroup calculated a range of terminal values for P&W (other than with respect to P&W commercial, as directed by Raytheon management) by applying perpetuity growth rates ranging from 1.75% to 2.75%, which range was selected based on Citigroup’s professional judgment and experience, to the terminal year estimate of unlevered, after-tax free cash flow of the P&W military and Canada business. The unlevered, after-tax free cash flows and the ranges of terminal values, if applicable, with respect to both the P&W military and Canada business and the P&W commercial business were then discounted to present values as of March 31, 2019, using discount rates of 8.1% to 9.4%, which Citigroup derived based on estimates of P&W’s weighted average cost of capital, taking into account macro-economic assumptions, estimates of risk, capital structure and other appropriate factors.

Under the heading “Opinions of Raytheon’s Financial Advisors—Opinion of RBC Capital Markets, LLC,” the third sentence of the seventh full paragraph starting on page 109 and continuing on page 110 is amended and restated as follows:

RBC Capital Markets calculated terminal values for Raytheon by applying to Raytheon’s terminal year estimated unlevered, after-tax free cash flows a selected range of perpetuity growth rates of 2.0% to 3.0%, selected based on RBC Capital Markets’ professional judgment and taking into account, among other things, financial projections and other estimates of Raytheon management and trends in, and expected growth potential for, the industry and markets in which Raytheon operates.

Under the heading “Opinions of Raytheon’s Financial Advisors—Opinion of RBC Capital Markets, LLC,” the second sentence of the second full paragraph on page 110 is amended and restated as follows:

RBC Capital Markets calculated terminal values (other than with respect to the P&W commercial engines business, as financial projections and other estimates of UTC management included estimates of the cash flows of the P&W commercial engines business’s currently existing large commercial engine programs through the life of such programs) by applying to the terminal year estimated unlevered, after-tax free cash flows of such business a selected range of perpetuity growth rates of 2.5% to 3.5%, selected based on RBC Capital Markets’ professional judgment and taking into account, among other things, financial projections and other estimates of UTC management and trends in, and expected growth potential for, the industry and markets in which the P&W business operates.

Under the heading “Opinions of Raytheon’s Financial Advisors—Opinion of RBC Capital Markets, LLC,” the second sentence of the third full paragraph on page 110 is amended and restated as follows:

RBC Capital Markets calculated terminal values for the Collins Aerospace business by applying to the terminal year estimated unlevered, after-tax free cash flows of such business a selected range of perpetuity growth rates of 2.5% to 3.5%, selected based on RBC Capital Markets’ professional judgment and taking into account, among other things, financial projections and other estimates of UTC management and trends in, and expected growth potential for, the industry and markets in which the Collins Aerospace business operates.

Under the heading “Opinions of Raytheon’s Financial Advisors—Opinion of RBC Capital Markets, LLC,” the second sentence of the fourth full paragraph starting on page 110 and continuing on page 111 is amended and restated as follows:

RBC Capital Markets calculated terminal values for such corporate costs and eliminations by applying to the terminal year estimated unlevered, after-tax free cash flows associated with such corporate costs and eliminations a selected range of perpetuity growth rates of 2.5% to 3.5%, selected based on RBC Capital Markets’ professional judgment and taking into account the perpetuity growth rate ranges selected for the P&W business and the Collins Aerospace business.

Under the heading “Opinions of Raytheon’s Financial Advisors—Opinion of RBC Capital Markets, LLC,” the second bullet point in the fifth full paragraph on page 111 is amended and restated as follows:

•	publicly available research analysts’ forward stock price targets for Raytheon common stock of $175.00 to $265.00 per share, with a mean of $209.38 per share and a median of $207.50 per share (on an undiscounted basis), and approximately $160.70 to $243.35 per share (discounted to present value at Raytheon’s estimated cost of equity).

Under the heading “Opinions of Raytheon’s Financial Advisors—Opinion of RBC Capital Markets, LLC,” the seventh full paragraph starting on page 111 and continuing on page 112 is amended and restated as follows:

As the Raytheon Board was aware, RBC Capital Markets and certain of its affiliates in the past provided, currently are providing and in the future may provide investment banking, commercial banking, and financial advisory services to UTC and/or certain of its affiliates unrelated to the merger, for which services RBC Capital Markets and its affiliates received and expect to receive customary compensation, including, during the two-year period prior to the date of RBC Capital Markets’ opinion, having acted or acting as (1) senior co-manager for certain debt offerings of UTC and (2) lender under certain credit facilities of UTC. During the two-year period prior to the date of RBC Capital Markets’ opinion, RBC Capital Markets and such affiliates received aggregate fees for such investment banking and commercial banking services described above of approximately $2 million from UTC. Although during the two-year period prior to the date of RBC Capital Markets’ opinion, RBC Capital Markets and its affiliates did not provide investment banking, commercial banking or financial advisory services to Raytheon for which services RBC Capital Markets and its affiliates received compensation, RBC Capital Markets and its affiliates currently are providing certain services to Raytheon and/or its affiliates unrelated to the merger and in the future may provide services to Raytheon and/or its affiliates, for which services RBC Capital Markets and its affiliates would expect to receive compensation.

Under the heading “Certain Unaudited Prospective Financial Information—Certain Raytheon Unaudited Prospective Financial Information,” the fifth full paragraph on page 116 is amended and restated as follows:

The following is a summary of the Raytheon forecasts (amounts may reflect rounding):

	Fiscal Year (in millions, except per share data, and all amounts in USD)
	2019E	2020E	2021E	2022E	2023E
Sales	28,787	30,075	31,516	33,020	34,753
EBIT(1)	4,776	5,079	5,440	5,777	5,977
Depreciation and Amortization	658	770	742	751	745
EBITDA(2)	5,434	5,849	6,183	6,528	6,721
Cash Taxes	(937)	(814)	(912)	(872)	(1,025)
Changes in Net Working Capital / Other(3)	(318)	(89)	(959)	(574)	(495)
Capital Expenditures and Capitalized Software Development	(1,213)	(832)	(728)	(710)	(674)
Unlevered Free Cash Flow(4)	2,966	4,114	3,584	4,372	4,527
Earnings Per Share	11.50	12.88	—	—	—

(1)	EBIT represents earnings before interest expense and income taxes, retirement benefits non-service expense and other income (expense) and is a non-GAAP financial measure.
(2)	EBITDA represents earnings before interest expense, income taxes, depreciation and amortization, retirement benefits non-service expense and other income (expense) and is a non-GAAP financial measure.
(3)	Changes in net working capital / Other represents changes in net working capital, upward adjustments to reflect non-cash stock-based compensation, pension adjustments and other net operating cash flows.
(4)	Unlevered free cash flow represents earnings before interest and after cash taxes plus depreciation and amortization, less changes in net working capital, plus other net operating cash flows (including pension adjustments and upward adjustments to reflect non-cash stock-based compensation) and less capital expenditures and capitalized software development, and is a non-GAAP financial measure.

Cautionary Statement Regarding Forward-Looking Statements

This report contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide Raytheon’s and United Technologies’ respective management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident,” “on track” and other words of similar meaning. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, share repurchases, tax rates, R&D spend, other measures of financial performance, potential future plans, strategies or transactions, credit ratings and net indebtedness, other anticipated benefits of the Rockwell Collins acquisition, the proposed merger or the spin-offs by UTC of Otis and Carrier into separate independent companies (the “separation transactions”), including estimated synergies and customer cost savings resulting from the proposed merger, the expected timing of completion of the proposed merger and the separation transactions, estimated costs associated with such transactions and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and other factors include, without limitation: (1) the effect of economic conditions in the industries and markets in which UTC and Raytheon operate in the U.S. and globally and any changes therein, including financial market conditions, fluctuations in commodity prices, interest rates and foreign currency exchange rates, levels of end market demand in construction and in both the commercial and defense segments of the aerospace industry, levels of air travel, financial condition of commercial airlines, the impact of weather conditions and natural disasters, the financial condition of our customers and suppliers, and the risks associated with U.S. government sales (including changes or shifts in defense spending due to budgetary constraints, spending cuts resulting from sequestration, a government shutdown, or otherwise, and uncertain funding of programs); (2) challenges in the development, production, delivery, support, performance and realization of the anticipated benefits (including our expected returns under customer contracts) of advanced technologies and new products and services; (3) the scope, nature, impact or timing of the proposed merger and the separation transactions and other merger, acquisition and divestiture activity, including among other things the integration of or with other businesses and realization of synergies and opportunities for growth and innovation and incurrence of related costs and expenses; (4) future levels of indebtedness, including indebtedness that may be incurred in connection with the proposed merger and the separation transactions, and capital spending and research and development spending; (5) future availability of credit and factors that may affect such availability, including credit market conditions and our capital structure; (6) the timing and scope of future repurchases by the combined company of its common stock, which may be suspended at any time due to various factors, including market conditions and the level of other investing activities and uses of cash; (7) delays and disruption in delivery of materials and services from suppliers; (8) company and customer-directed cost reduction efforts and restructuring costs and savings and other consequences thereof (including the potential termination of U.S. government contracts and performance under undefinitized contract awards and the potential inability to recover termination costs); (9) new business and investment opportunities; (10) the ability to realize the intended benefits of organizational changes; (11) the anticipated benefits of diversification and balance of operations across product lines, regions and industries; (12) the outcome of legal proceedings, investigations and other contingencies; (13) pension plan assumptions and future contributions; (14) the impact of the negotiation of collective bargaining agreements and labor disputes; (15) the effect of changes in political conditions in the U.S. and other countries in which UTC, Raytheon and the businesses of each operate, including the effect of changes in U.S. trade policies or the U.K.’s pending withdrawal from the European Union, on general market conditions, global trade policies and currency exchange rates in the near term and beyond; (16) the effect of changes in tax (including U.S. tax reform enacted on December 22, 2017, which is commonly referred to as the Tax Cuts and Jobs Act of 2017), environmental, regulatory and other laws and regulations (including, among other things, export and import requirements such as the International Traffic in Arms Regulations and the Export Administration Regulations, anti-bribery and anti-corruption requirements, including the Foreign Corrupt Practices Act, industrial cooperation agreement obligations, and procurement and other regulations) in the U.S. and other countries in which UTC, Raytheon and the businesses of each operate; (17) negative effects of the announcement or pendency of the proposed merger or the separation transactions on the market price of UTC’s and/or Raytheon’s respective common stock and/or on their respective financial performance; (18) the ability of the parties to receive the required regulatory approvals for the proposed merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and approvals of UTC’s shareowners and Raytheon’s stockholders and to satisfy the other conditions to the closing of the merger on a timely basis or at all; (19) the occurrence of events that may give rise to a right of one or both of the parties to terminate the merger agreement; (20) risks relating to the value of the UTC shares to be issued in the proposed merger, significant transaction costs and/or unknown liabilities; (21) the possibility that the anticipated benefits from the proposed merger cannot be realized in full or at all or may take longer to realize than expected, including risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; (22) risks associated with transaction-related litigation; (23) the possibility that costs or difficulties related to the integration of UTC’s and Raytheon’s operations will be greater than expected; (24) risks relating to completed merger, acquisition and divestiture activity, including UTC’s integration of Rockwell Collins, including the risk that the integration may be more difficult, time-consuming or costly than expected or may not result in the achievement of estimated synergies within the contemplated time frame or at all; (25) the ability of each of Raytheon, UTC, the companies resulting from the separation transactions and the combined company to retain and hire key personnel; (26) the expected benefits and timing of the separation transactions, and the risk that conditions to the separation transactions will not be satisfied and/or that the separation transactions will not be completed within the expected time frame, on the expected terms or at all; (27) the intended qualification of (i) the merger as a tax-free reorganization and (ii) the separation transactions as tax-free to UTC and UTC’s shareowners, in each case, for U.S. federal income tax purposes; (28) the possibility that any opinions, consents, approvals or rulings required in connection with the separation transactions will not be received or obtained within the expected time frame, on the expected terms or at all; (29) expected financing transactions undertaken in connection with the proposed merger and the separation transactions and risks associated with additional indebtedness; (30) the risk that dissynergy costs, costs of restructuring transactions and other costs incurred in connection with the separation transactions will exceed UTC’s estimates; and (31) the impact of the proposed merger and the separation transactions on the respective businesses of Raytheon and UTC and the risk that the separation transactions may be more difficult, time-consuming or costly than expected, including the impact on UTC’s resources, systems, procedures and controls, diversion of its management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties. There can be no assurance that the proposed merger, the separation transactions or any other transaction described above will in fact be consummated in the manner described or at all. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the joint proxy statement/prospectus (defined below) and the reports of UTC and Raytheon on Forms 10-K, 10-Q and 8-K filed with or furnished to the Securities and Exchange Commission (the “SEC”) from time to time. Any forward-looking statement speaks only as of the date on which it is made, and UTC and Raytheon assume no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Additional Information and Where to Find It

In connection with the proposed merger, on September 4, 2019, UTC filed with the SEC an amendment to the registration statement on Form S-4 originally filed on July 17, 2019, which includes a joint proxy statement of UTC and Raytheon that also constitutes a prospectus of UTC (the “joint proxy statement/prospectus”). The registration statement was declared effective by the SEC on September 9, 2019, and UTC and Raytheon commenced mailing the joint proxy statement/prospectus to shareowners of UTC and stockholders of Raytheon on or about September 10, 2019. Each party will file other documents regarding the proposed merger with the SEC. In addition, in connection with the separation transactions, subsidiaries of UTC will file registration statements on Form 10 or Form S-1. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain copies of the registration statements and the joint proxy statement/prospectus free of charge from the SEC’s website or from UTC or Raytheon. The documents filed by UTC with the SEC may be obtained free of charge at UTC’s website at www.utc.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from UTC by requesting them by mail at UTC Corporate Secretary, 10 Farm Springs Road, Farmington, CT, 06032, by telephone at 1-860-728-7870 or by email at corpsec@corphq.utc.com. The documents filed by Raytheon with the SEC may be obtained free of charge at Raytheon’s website at www.raytheon.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Raytheon by requesting them by mail at Raytheon Company, Investor Relations, 870 Winter Street, Waltham, MA, 02451, by telephone at 1-781-522-5123 or by email at invest@raytheon.com.

Participants in the Solicitation

Raytheon and UTC and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about Raytheon’s directors and executive officers is available in Raytheon’s proxy statement dated April 16, 2019, for its 2019 Annual Meeting of Shareholders. Information about UTC’s directors and executive officers is available in UTC’s proxy statement dated March 18, 2019, for its 2019 Annual Meeting of Shareowners. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are or will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors should carefully read the joint proxy statement/prospectus before making any voting or investment decisions. You may obtain free copies of these documents from Raytheon or UTC as indicated above.

No Offer or Solicitation

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON COMPANY

Date: October 2, 2019	By:	/s/ Frank R. Jimenez
Frank R. Jimenez
Vice President, General Counsel and Secretary